Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Aircastle Limited (the ‘‘Company’’) for the three months ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Michael Inglese, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement required by section 906 has been provided to Aircastle Limited and will be retained by Aircastle Limited and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael Inglese
Name: Michael Inglese
Title: Chief Financial Officer Date: August 10, 2010